                                                                    EXHIBIT 99.1

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2006-B

                     CLASS A-1 5.143684% ASSET BACKED NOTES
                       CLASS A-2 5.36% ASSET BACKED NOTES
                       CLASS A-3 5.41% ASSET BACKED NOTES
                       CLASS A-4 5.52% ASSET BACKED NOTES

                       TRIAD FINANCIAL SPECIAL PURPOSE LLC
                                   (DEPOSITOR)

                                                                    May 17, 2006

                             UNDERWRITING AGREEMENT

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Citigroup Global Markets Inc.
390 Greenwich Street
New York, New York 10013

as representatives of the several Underwriters (the "Representatives")

Ladies and Gentlemen:

            1. Introductory. Triad Financial Special Purpose LLC, a Delaware limited liability company (the "Depositor"), proposes to sell to the Underwriters named herein:

                  (a) $167,000,000 principal amount of Class A-1 5.143684% Asset Backed Notes (the "Class A-1 Notes");

                  (b) $257,000,000 principal amount of Class A-2 5.36% Asset Backed Notes (the "Class A-2 Notes");

                  (c) $327,500,000 principal amount of Class A-3 5.41% Asset Backed Notes (the "Class A-3 Notes");

                  (d) $164,000,000 principal amount of Class A-4 5.52% Asset Backed Notes (the "Class A-4 Notes" and, collectively with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes", "Notes" or "Underwritten Securities");

in each case issued by Triad Automobile Receivables Trust 2006-B (the "Trust").

      Simultaneously with the issuance and sale of the Underwritten Securities as contemplated herein, the Trust will issue a trust certificate representing the beneficial ownership interest in the Trust (the "Certificate").

      The Notes will be secured by the Receivables (as hereinafter defined) and certain other property of the Trust. The Notes will be issued pursuant to the Indenture to be dated as of May 25, 2006 (the "Indenture") by and between the Trust and Citibank, N.A. (the "Indenture Trustee").

      The Certificate will represent a beneficial interest in the Trust, the assets of which will include the Receivables and certain other property. The Certificate will be issued pursuant to the Trust Agreement (the "Trust Agreement") to be dated as of May 25, 2006 between the Depositor, Triad Financial Corporation ("Triad") and Wilmington Trust Company (the "Owner Trustee"). Payments in respect of the Certificate, to the extent specified in the Indenture, the Sale and Servicing Agreement and the Trust Agreement, are subordinated to the rights of the holders of the Notes.

      The property of the Trust will include, among other things, a pool of motor vehicle retail installment sales contracts and installment loans for new and used automobiles and light duty trucks (the "Receivables"), sold by Triad to the Depositor pursuant to the Purchase Agreement (the "Purchase Agreement") dated as of May 25, 2006, and certain monies due or in some cases received thereunder on or after April 30, 2006. The Receivables will be sold to the Trust by the Depositor and will be serviced for the Trust by Triad (the "Servicer" or "Triad"), pursuant to the Sale and Servicing Agreement (the "Sale and Servicing Agreement") to be dated as of May 25, 2006 by and among the Depositor, the Servicer, the Indenture Trustee and the Trust.

      The Class A Notes will have the benefit of a financial guaranty insurance policy (the "Note Policy"), issued by Financial Security Assurance Inc., a financial guaranty insurance company incorporated under the laws of the State of New York (the "Insurer").

      In connection with the issuance of the Note Policy (i) the Indenture Trustee, Triad, the Trust and the Insurer will execute and deliver an Insurance and Indemnity Agreement dated as of May 25, 2006 (the "Insurance Agreement") and
(ii) the Representatives and the Insurer will execute and deliver an Indemnification Agreement dated as of May 25, 2006 (the "Indemnification Agreement").

      Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Sale and Servicing Agreement.

      At or prior to the time when sales to purchasers of the Offered Securities were first made to investors by the Underwriters, which was approximately 2:30 p.m., New York City time, on May 17, 2006 (the "Applicable Time"), the Depositor had prepared the following information (collectively, the "Time of Sale Information"): the preliminary prospectus supplement dated May 16, 2006 (the "Preliminary Prospectus Supplement") to the base prospectus dated May 16, 2006 (the "Preliminary Base Prospectus" together, along with information referred to under the caption "Static Pool Data" therein regardless of whether it is deemed a part of the Registration Statement or Prospectus, the "Preliminary Prospectus"). If, subsequent to the Applicable Time and prior to May 25, 2006 (the "Closing Date"), such information included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and as a result investors in the Underwritten Securities may terminate their prior "Contracts of Sale" (within the meaning of Rule 159 under the Securities Act of 1933, as amended (the "Act")) for any Underwritten Securities and the Underwriters enter into new Contracts of Sale with investors in the Underwritten Securities, then "Time of Sale Information" will refer to the information conveyed to investors at the time of entry into the first such new Contract of Sale, in an amended Preliminary Prospectus approved by the Depositor and the Underwriters that corrects such material misstatements or omissions (a "Corrected Prospectus") and "Applicable Time" will refer to the time and date on which such new Contracts of Sale were entered into.

            2. Representations and Warranties of the Depositor. The Depositor represents and warrants to and agrees with the underwriters named in
      Schedule I hereto (the "Underwriters") that as of the Execution Time (as hereinafter defined), as of the Applicable Time (as hereinafter defined) and as of the Closing Date:

                  (a) The Depositor has filed with the Securities and Exchange Commission (the "Commission") a registration statement (Registration No. 333-132215) on Form S-3, including a base prospectus and forms of prospectus supplement, for registration under the Act of the offering and sale of the Underwritten Securities, and such registration statement has become effective. The Depositor may have filed one or more amendments thereto as may have been required to the date hereof, each of which amendments has been previously furnished to the Representatives. Promptly after execution and delivery of this Underwriting Agreement, the Depositor will prepare and file with the Commission a final base prospectus and a final prospectus supplement relating to the Underwritten Securities in accordance with the provisions of Rule 430B and Rule 424(b). Any information included in such base prospectus and prospectus supplement that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to as "Rule 430B Information". Such registration statement, at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference pursuant to the Act at such time and documents otherwise deemed to be a part thereof or included therein by the rules and regulations (the "Rules and Regulations") of the Commission under the Act, is herein called the "Registration Statement"; provided that references to the Registration Statement or other matters relating to the Registration Statement shall be deemed to be references to the Registration Statement or such other matters relating to the Registration Statement as of the Effective Date (as hereinafter defined). The Registration Statement at the time it originally became effective is herein called the "Original Registration Statement." "Base Prospectus" means the base prospectus included in the Registration Statement, as amended at the time of the filing of the Prospectus. "Prospectus" means the prospectus supplement to the Base Prospectus that is first filed after the Execution Time pursuant to Rule 424(b), together with the Base Prospectus, as amended at the time of such filing, including the documents incorporated by reference therein pursuant to the Act at the time of execution of this Agreement.

      "Prospectus Supplement" means the prospectus supplement to the Base Prospectus included in the Prospectus.

                  The Depositor has included in the Registration Statement, as amended at the Effective Date, all information required by the Act and the rules thereunder to be included in the Prospectus with respect to the Underwritten Securities and the offering thereof. As filed, the Preliminary Prospectus includes all information with respect to the Underwritten Securities and the offering thereof required by the Act and the rules thereunder. As filed, the Prospectus shall include all information with respect to the Underwritten Securities and the offering thereof required by the Act and the rules thereunder and, except to the extent that the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Representatives prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Preliminary Prospectus) as the Depositor has advised the Representatives, prior to the Execution Time, will be included or made therein. If the registration statement contains the undertaking specified by Regulation S-K Item 512(a), the registration statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

                  For purposes of this Underwriting Agreement, "Applicable Time" shall have the meaning referred to in Section 2(c) hereof. "Effective Time" means, with respect to the Registration Statement, the date and time as of which the Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, or the earlier of the date of filing of a prospectus required under Rule 424 deemed to be part of the Registration Statement or the date and time of the first sale of Underwritten Securities and "Effective Date" means the date of the Effective Time. "Execution Time" shall mean the date and time that this Underwriting Agreement is executed and delivered by the parties hereto. "Rule 158," "Rule 164," "Rule 405," "Rule 415", "Rule 424", "Rule
      430B," "Rule 433" and "Regulation S-K" refer to such rules or regulations under the Act. Any reference herein to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference or otherwise deemed by the Rules and Regulations to be a part thereof or included therein. For purposes of this Underwriting Agreement, all references to the Registration Statement, the Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

                  (b) The Depositor meets the requirements for use of Form S-3 under the Act. If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x). At the earliest time after the time of filing the Original Registration Statement that the Depositor or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)), of the Underwritten Securities and at the date hereof, the Depositor was not and is not an "ineligible issuer", as defined in Rule 405 of the Act.

                  (c) The Original Registration Statement became effective on May 8, 2006, and any post-effective amendment thereto also has become effective. No stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Depositor, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                  At the respective times the Original Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) and at the Closing Time, the Registration Statement complied and will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act and the respective Rules and Regulations thereunder, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at the Applicable Time, the Preliminary Prospectus did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and neither the Prospectus nor any amendment or supplement thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Depositor makes no representation or warranty as to the information contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Depositor by any Underwriter through either Representative specifically for use in connection with preparation of the Registration Statement, the Preliminary Prospectus or the Prospectus (or any supplement thereto) , it being agreed that the only such information consists of the statements in the third and fourth paragraphs (concerning concessions, reallowances and initial offering prices) and in the sixth, seventh, eighth and ninth paragraphs (concerning overallotment, stabilizing transactions and penalty bids) under the heading "Underwriting" in the Prospectus Supplement (such information, the "Underwriter Information"); and provided further that the Depositor makes no representation or warranty as to the information contained in or omitted from any Form T-1 filed with respect to the Indenture Trustee (the "T-1 Information"). The Time of Sale Information, at the Applicable Time, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Depositor makes no representation and warranty as to (i) the T-1 Information and (ii) any statements or omissions made in reliance upon and in conformity with the Underwriter Information.

                  When filed with the Commission, each Preliminary Prospectus (including the prospectus and prospectus supplement filed as part of the Original Registration Statement or any amendment thereto) complied when so filed in all material respects with the Rules and Regulations.

                  (d) The documents incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, when they became effective under the Act or were filed with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, conformed in all material respects with the requirements of the Exchange Act and the Rules and Regulations thereunder.

                  (e) Since the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectus and the Prospectus, (i) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial condition, members' or stockholders' equity, results of operations, regulatory status or business prospects of the Depositor or Triad, and (ii) neither the Depositor nor Triad has entered into any transaction or agreement (whether or not in the ordinary course of business) that, in either case, would reasonably be expected to materially adversely affect the interests of the holders of the Class A Notes, other than as set forth or contemplated in the Preliminary Prospectus and the Prospectus.

                  (f) The Depositor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with full power and authority to own its properties and conduct its businesses as described in the Preliminary Prospectus and the Prospectus, and is duly qualified to transact business as a foreign limited liability company in good standing under the laws of each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, other than where the failure to be so qualified would not have a material adverse effect on the transactions contemplated herein or in the Basic Documents.

                  (g) As of the Closing Date, the representations and warranties (other than the representations and warranties concerning the characteristics of the Receivables, which representations and warranties will be true and correct in all material respects as of the date set forth in the applicable agreement) of Triad in the Purchase Agreement and of the Depositor in the Sale and Servicing Agreement and the Trust Agreement will be true and correct in all material respects.

                  (h) No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required to be obtained or made by the

      Depositor for the consummation of the transactions contemplated by this Underwriting Agreement, except such as have been obtained and made under the Act, such as may be required under state securities laws and the filing of any financing statements required to perfect the Trust's interest in the Receivables.

                  (i) The Depositor is not in violation of its limited liability company operating agreement or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties are bound which violation or default would have a material adverse effect on the transactions contemplated herein or in any of the Basic Documents to which the Depositor is a party. The execution, delivery and performance by the Depositor of this Underwriting Agreement and the Basic Documents to which the Depositor is a party and the issuance and sale of the Class A Notes and compliance with the terms and provisions thereof (i) will not result in a breach or violation of any of the terms and provisions of or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Depositor or any of its properties, or the limited liability company operating agreement or by-laws of the Depositor and (ii) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation of any lien, charge, or encumbrance upon any of the property or assets of the Depositor pursuant to the terms of, any material indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement, or similar agreement or instrument under which the Depositor is a debtor or guarantor. The Depositor has full power and authority to authorize, cause the Trust to issue, and sell the Notes as contemplated by this Underwriting Agreement, to enter into this Underwriting Agreement and the Basic Documents and to consummate the transactions contemplated herein and therein.

                  (j) This Underwriting Agreement has been duly authorized, executed and delivered by the Depositor; on the Closing Date (as hereafter defined), the Notes will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Trust entitled to the benefits provided by the Indenture; on the Closing Date, the Certificate will have been duly executed, authenticated, issued and delivered and entitled to the benefits provided by the Trust Agreement; on the Closing Date, the Basic Documents to which the Depositor is a party will have been duly authorized, executed and delivered by and will constitute valid and binding obligations of the Depositor enforceable in accordance with their terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law; and the Basic Documents will conform to the description thereof in the Prospectus in all material respects.

                  (k) The computer tape with respect to the Receivables (the "Computer Tape") to be delivered by Triad as seller under the Purchase Agreement to each of the Owner Trustee, the Indenture Trustee and the Representatives will be complete and accurate in all material respects as of the date thereof.

                  3. Purchase, Sale, and Delivery of the Underwritten Securities. On the basis of the representations, warranties, and agreements herein contained, but subject to the terms and conditions herein set forth, the Depositor agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Depositor, the aggregate principal amounts of the Class A Notes set forth opposite the names of the Underwriters in Schedule I hereto. The Underwritten Securities are to be purchased at the following purchase prices:

                        PURCHASE PRICE
                   (as a % of the aggregate
                      principal amount)
                   ------------------------
Class A-1 Notes           99.877500%
Class A-2 Notes           99.782527%
Class A-3 Notes           99.779270%
Class A-4 Notes           99.762152%

      Delivery of and payment for the Notes shall be made at the office of Kirkland & Ellis LLP, 200 East Randolph Drive, Chicago, Illinois 60601 (or such other place as the Depositor and the Representatives shall agree), on the Closing Date. Delivery of the Notes shall be made against payment of the purchase price in immediately available funds drawn to the order of the Depositor. The Notes to be so delivered will be initially represented by one or more global notes registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The Depositor shall make such global notes representing the Notes available for inspection by the Underwriters at the office at which the Notes are to be delivered, no later than 5:00 p.m. (Chicago time) on the business day prior to the Closing Date. The interests of beneficial owners of the Notes will be represented by book entries on the records of DTC and participating members thereof.

            4. Offering by Underwriters. It is understood that the Underwriters propose to offer the Underwritten Securities for sale to the public (which may include selected dealers), as set forth in the Prospectus.

            5. Covenants of the Depositor. The Depositor covenants and agrees with the Underwriters:

                  (a) The Depositor, subject to Section 5(b), will comply with the requirements of Rules 424(b) and 430B and will notify the Underwriters immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of the Underwritten Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Depositor will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain as soon as possible the lifting thereof.

                  (b) Prior to the termination of the offering of the Notes, not to file any amendment to the Registration Statement or any amendment, supplement or revision to either the Preliminary Prospectus (including any prospectus included in the Original Registration Statement or amendment thereto at the time it became effective) or to the Prospectus unless the Depositor has furnished each Representative with a copy for such Representative's review prior to such proposed filing or use, as the case may be, and not to file or use any document to which either Representative shall reasonably object.

                  (c) Subject to Section 5(b), to effect the filings required under Rule 424(b) in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the Preliminary Prospectus and the Prospectus transmitted for filing under Rule 424(b) were each received for filing by the Commission and, in the event that either was not, it will file the Preliminary Prospectus or the Prospectus, as applicable.

                  (d) Promptly from time to time to take such action as either Representative may reasonably request in order to qualify the Underwritten Securities for offering and sale under the securities laws of such states as either Representative may request and to continue such qualifications in effect so long as necessary under such laws for the distribution of such Underwritten Securities; provided, that in connection therewith, the Depositor shall not be required to qualify as a foreign limited liability company to do business, or to file a general consent to service of process in any jurisdiction.

                  (e) The Depositor will comply with the Act and the Rules and Regulations, the Exchange Act and the rules and regulations thereunder and the Trust Indenture Act and the rules and regulations thereunder so as to permit the completion of the distribution of the Underwritten Securities as contemplated in this Agreement, the Registration Statement and the Prospectus. If, at any time when a prospectus is required by the Act to be delivered in connection with sales of the Underwritten Securities, any event shall occur or condition shall exist as a result of which it is necessary to amend the Registration Statement or amend or amend or supplement the Preliminary Prospectus or the Prospectus in order that the Preliminary Prospectus or Prospectus, as applicable, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any such time to amend the Registration Statement or amend or supplement the Preliminary Prospectus or the Prospectus in order to comply with the Act or the requirements of the Act or the Rules and Regulations, the Depositor will promptly notify the Representatives and will prepare and file, or cause to be prepared and filed, with the Commission (subject to Section 5(b)) the review and approval provisions afforded to the Underwriters described in Section 5(b) such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Preliminary Prospectus or the

      Prospectus comply with such requirements, the Depositor will use its best efforts to have such amendment or new registration statement declared effective as soon as practicable (it being understood that any such filing shall not operate as a waiver or limitation on any right of any Underwriter hereunder).

                  (f) To cause the Trust to make generally available to Noteholders as soon as practicable, but in any event no later than eighteen months after the original effective date of the Registration Statement, an earnings statement of the Trust covering a period of at least twelve months beginning after the Effective Date of the Registration Statement that will satisfy the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder.

                  (g) To furnish to the Underwriters copies of the Registration Statement (one of which will be signed and will include all exhibits), each related preliminary prospectus (including the Preliminary Prospectus), the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters reasonably request.

                  (h) So long as any of the Underwritten Securities are outstanding, to furnish the Representatives copies of all reports or other communications (financial or other) furnished to Noteholders, and to deliver to the Representatives during such same period, (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission; (ii) copies of each amendment to any of the Basic Documents; (iii) on each Determination Date or as soon thereafter as practicable, notice by facsimile of the pool factors as of the related Record Date; and (iv) such additional information concerning the business and financial condition of the Depositor or the Trust as either Representative may from time to time reasonably request.

                  (i) To pay or cause to be paid the following costs and expenses incident to the performance of its obligations hereunder: (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto; (ii) all fees of any rating agencies rating the Notes; (iii) all fees and expenses of the Indenture Trustee and the Owner Trustee; (iv) all reasonable fees and expenses of counsel to the Indenture Trustee; (v) all reasonable fees and expenses of counsel to the Owner Trustee; (vi) all fees and expenses of Triad's and the Depositor's counsel; (vii) all fees and expenses of PricewaterhouseCoopers LLP relating to the letter referred to in Section 6(a) hereof; (viii) all fees and expenses of accountants incurred in connection with the delivery of any accountant's or auditor's reports required pursuant to the Indenture or the Sale and Servicing Agreement; (ix) the preparation, issuance and delivery of the Notes to the Underwriters; (x) the delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto; (xi) the printing and delivery to the Underwriters of the Preliminary Prospectus and the Prospectus and of each amendment and supplement thereto; (xii) any up-front fees and premiums payable to the Insurer and fees and disbursements of counsel to the Insurer; (xiii) any other fees and expenses incurred in connection with the performance of its obligations hereunder and (xiv) the costs and expenses (including any damages or other amounts payable in connection with legal and contractual liability) associated with the reforming of any Contracts of Sale of the Underwritten Securities made by the Underwriters caused by a breach of the representation in Section 2(c).

                  (j) The Underwriters shall pay all Blue Sky fees and expenses as well as reasonable fees and expenses of counsel in connection with State securities law qualifications under Section 5(d) and any legal investment surveys. Except as provided in Sections 5(i) and 9 hereof, the Underwriters will pay all their own costs and expenses, including, without limitation, the cost of printing any agreement among underwriters, the fees and expenses of Sidley Austin LLP, counsel to the Underwriters, transfer taxes on resale of the Underwritten Securities by the Underwriters, and any advertising expenses connected with any offers that the Underwriters may make.

                  (k) For a period from the date of this Underwriting Agreement until the retirement of the Underwritten Securities, or until such time as the Underwriters shall cease to maintain a secondary market in the Underwritten Securities, whichever occurs first, to deliver to the Representatives (i) copies of each certificate, the annual statements of compliance, annual assessment of compliance with servicing criteria, accountants' attestations in respect of such assessments and the annual independent certified public accountants' servicing reports furnished to the Owner Trustee and the Indenture Trustee pursuant to Article IV of the Sale and Servicing Agreement, by first-class mail as soon as practicable after such statements and reports are furnished to the Owner Trustee and the Indenture Trustee, (ii) copies of each certificate and the annual statements of compliance delivered to the Indenture Trustee pursuant to
      Article III of the Indenture, by first-class mail as soon as practicable after such statements and reports are furnished to the Indenture Trustee,
      (iii) copies of each amendment to any Basic Document and (iv) on or about each Distribution Date, a copy of the statement furnished by the Indenture Trustee to the Noteholders pursuant to Section 5.10 of the Sale and Servicing Agreement, by express mail or telecopy.

                  (l) On or before the Closing Date, the Depositor shall cause Triad's computer records relating to the Receivables to be marked to show the Trust's absolute ownership of the Receivables, and from and after the Closing Date neither the Depositor nor the Servicer shall take any action inconsistent with the Trust's ownership of such Receivables, other than as permitted by the Basic Documents.

                  (m) To the extent, if any, that the ratings provided with respect to the Underwritten Securities by the rating agency or agencies that initially rate the Underwritten Securities are conditional upon the furnishing of documents or the taking of any other actions by the Depositor, the Depositor shall furnish such documents and take any such other actions.

            6. Conditions of the Obligations of the Underwriters. The obligations of the Underwriters to purchase and pay for the Underwritten Securities will be subject to the accuracy of the representations and warranties on the part of the Depositor herein, to the accuracy of the statements of officers of the Depositor and Triad made pursuant to the provisions hereof, to the performance by the Depositor of its obligations hereunder and to the following additional conditions precedent:

                  (a) On or prior to the Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Representatives a letter dated as of the Closing Date substantially in the form and substance of the draft to which the Representatives have previously agreed.

                  (b) The Representatives shall have received the Sale and Servicing Agreement, the Purchase Agreement, the Indenture, the Trust Agreement, the Indemnification Agreement, the Class A Notes and the other Basic Documents in form and substance satisfactory to the Representatives and duly executed by the signatories required pursuant to the respective terms thereof.

                  (c) The Registration Statement shall be effective at the Execution Time and, and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Depositor or the Representatives, shall be contemplated by the Commission or by any authority administering any state securities or blue sky law; the Preliminary Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b); and the Prospectus shall be filed with the Commission in the manner and within the time period required by Rule 424(b).

                  (d) The Representatives shall have received certificates dated the Closing Date of any one of the Chairman of the Board, the President, the Executive Vice President, any Vice President, the Treasurer, any Assistant Treasurer, the principal financial officer or the principal accounting officer of each of Triad and the Depositor, in which such officers shall state that, to the best of their knowledge after reasonable investigation, (i) the representations and warranties of each of Triad and the Depositor contained in the Trust Agreement, the Purchase Agreement, the Sale and Servicing Agreement and this Underwriting Agreement, as applicable, are true and correct in all material respects, (ii) each of Triad and the Depositor, has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, (iv) since March 31, 2006 except as may be disclosed in the Preliminary Prospectus and the Prospectus, no material adverse change in or affecting particularly the business or properties of the Depositor or Triad has occurred, and (v) none of the Registration Statement, the Preliminary Prospectus or the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Preliminary Prospectus and the Prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that no such certificate shall apply to any statements or omissions made in the Insurer Information or the Underwriter Information. "Insurer Information" means the information in the Preliminary Prospectus Supplement and the Prospectus Supplement set forth or incorporated by reference under the captions "The Insurer" (including the financial information incorporated by reference under such caption) and "The Policy".

                  (e) At and after the Applicable Time and the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto), the Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto), there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Trust, the Depositor or Triad or any of its other affiliates which, in the reasonable judgment of the Underwriters, materially impairs the investment quality of the Notes or makes it impractical or inadvisable to market the Notes; (ii) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Insurer which, in the reasonable judgment of the Underwriters, materially impairs the investment quality of the Notes or makes it impractical or inadvisable to market the Notes; (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange; (iv) any banking moratorium declared by federal or New York authorities; (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency or any material change in the financial markets if, in the reasonable judgment of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity, emergency or change makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Notes; (vi) a material disruption in securities settlement or clearance services in the United States; or (vii) any other material adverse change in the general economic, political, legal, tax, regulatory or financial conditions or currency exchange rates in the United States (whether resulting from events within or outside the United States) which, in the reasonable judgment of the Underwriters, materially impairs the investment quality of the Notes or makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Notes.

                  (f) Internal counsel to Triad shall have furnished to the Representatives a written opinion, dated as of the Closing Date, with respect to general corporate matters reasonably satisfactory in form and scope to the Representatives.

                  (g) Kirkland & Ellis LLP (or such other counsel reasonably satisfactory to the Representatives), special counsel to the Depositor and Triad, shall have furnished to the Representatives a written opinion or written opinions, dated as of the Closing Date, with respect to general corporate matters, enforceability of the Notes, the Indenture, the Insurance Agreement, the Sale and Servicing Agreement, securities laws and other matters reasonably satisfactory in form and scope to the Representatives. Such counsel shall have also furnished to the Representatives a written letter or letters containing a negative assurance statement with respect to the Original Registration Statement, the Registration Statement, the Preliminary Prospectus (or the Time of Sale Information to the extent the Preliminary Prospectus was amended) and the Prospectus reasonably satisfactory in form and scope to the Representatives.

                  (h) Richards, Layton & Finger, PA (or such other Delaware counsel reasonably satisfactory to the Representatives), special Delaware counsel to the Depositor, shall have furnished to the Representatives a written opinion, dated as of the Closing Date, reasonably satisfactory in form and scope to the Representatives.

                  (i) Kirkland & Ellis LLP (or such other counsel reasonably satisfactory to the Representatives), special counsel to Triad and the Depositor, shall have furnished their written opinion, dated the Closing Date, with respect to certain matters related to the creation, perfection and priority of the security interests in the Receivables, and such opinion shall be in substantially the form previously discussed with the Representatives and counsel to the Representatives and in any event satisfactory in form and in substance to the Representatives and counsel to the Representatives and to Triad.

                  (j) Kirkland & Ellis LLP (or such other counsel reasonably satisfactory to the Representatives), special counsel to Triad, shall have furnished their written opinion, dated the Closing Date, with respect to the characterization of the transfer of the Receivables by Triad to the Depositor as a sale (which opinion shall state that it may be relied upon by the Indenture Trustee), to the Representatives and to Triad, and such opinion shall be in substantially the form previously discussed with the Representatives and counsel to the Representatives and in any event satisfactory in form and in substance to the Representatives and to counsel to the Representatives and to Triad.

                  (k) Kirkland & Ellis LLP (or such other counsel reasonably satisfactory to the Representatives), special counsel to Triad, shall have furnished their written opinion, dated the Closing Date, with respect to the nonconsolidation under the Bankruptcy Code of the assets and liabilities of the Depositor with the assets and liabilities of Triad in the event that Triad were to become the subject of a case under the Bankruptcy Code to the Representatives and to Triad, and such opinion shall be in substantially the form previously discussed with the Representatives and counsel to the Representatives and in any event satisfactory in form and in substance to the Representatives and counsel to the Representatives and to Triad.

                  (l) Kirkland & Ellis LLP, special tax counsel to the Trust, shall have furnished to the Representatives their written opinion, dated as of the Closing Date, in form and in substance satisfactory to the Representatives in their reasonable judgment, to the effect that:

                        (i) The Trust will not be characterized as an
                  association, or a publicly traded partnership, taxable as a corporation for federal income tax purposes, and the Notes will be characterized as debt for federal income tax purposes.

                        (ii) The statements in the Registration Statement, the
                  Prospectus and the Preliminary Prospectus under the heading "Summary - Federal Income Tax Consequences" as they relate to federal income tax matters and under the heading "Material Federal Income Tax Consequences," to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects.

                  (m) Counsel satisfactory to the Representatives in their reasonable judgment shall have furnished to the Representatives a written opinion, dated as of the Closing Date, in form satisfactory to the Representatives in their reasonable judgment, to the effect that, assuming the Depositor and the Trust will each not be classified as an association, or a publicly traded partnership, taxable as a corporation for federal income tax purposes and the Notes will be characterized as debt for federal income tax purposes:

                        (i) The Trust will not be classified as an association,
                  or a publicly traded partnership, taxable as a corporation for California state tax purposes.

                        (ii) The Notes will be characterized as debt for
                  California income tax purposes.

                        (iii) Noteholders not otherwise subject to tax in
                  California should not be subject to tax in California solely because of a Noteholder's ownership of the Notes.

                  (n) The Representatives shall have received an opinion addressed to the Representatives of Sidley Austin LLP, in its capacity as counsel for the Underwriters, dated the Closing Date, with respect to the validity of the Underwritten Securities, and such other related matters as the Representatives shall require, and Triad and the Depositor shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (o) The Representatives shall have received an opinion addressed to the Representatives, the Depositor and Triad of counsel to the Owner Trustee, dated the Closing Date and satisfactory in form and substance to the Representatives and counsel to the Representatives, addressing such matters as the Representatives may request and substantially to the effect that:

                        (i) The Owner Trustee is a Delaware banking corporation
                  duly created, validly existing and in good standing under the laws of Delaware, with its principal place of business in the State of Delaware.

                        (ii) The Owner Trustee has all necessary power and
                  authority to execute and deliver the Trust Agreement and the Certificate of Trust and to execute and deliver, on behalf of the Trust, each of the Indenture, the Insurance Agreement and the Sale and Servicing Agreement. The Owner Trustee has all necessary power and authority to execute the Certificate and the Notes on behalf of the Trust and to authenticate the Certificate.

                        (iii) Each of the Trust Agreement and the Certificate of
                  Trust has been duly executed and delivered by the Owner Trustee and each of the Indenture, the Insurance Agreement and the Sale and Servicing Agreement has been duly executed and delivered by the Owner Trustee on behalf of the Trust. Each of the Notes has been duly executed and delivered by the Owner Trustee, on behalf of the Trust.

                        (iv) The execution and delivery of the Trust Agreement
                  and the Certificate of Trust by the Owner Trustee and the execution and delivery of the Indenture, Sale and Servicing Agreement, the Insurance Agreement, the Notes and the Certificate by the Owner Trustee, on behalf of the Trust, does not conflict with or result in a breach of or constitute a default under the Owner Trustee's organization certificate or by-laws, any federal or Delaware law, rule or regulation governing its banking or trust powers or, to the best of counsel's knowledge, without independent investigation, any judgment or order applicable to it or its acts, properties or, to the best of counsel's knowledge, without independent investigation, any indenture, mortgage, contract or other agreement or instrument to which the Owner Trustee in its respective capacities is a party or by which it is bound.

                        (v) Neither the execution and delivery by the Owner
                  Trustee, on behalf of the Trust, of the Indenture, the Insurance Agreement or Sale and Servicing Agreement, nor the execution and delivery of the Trust Agreement or the Certificate of Trust by the Owner Trustee, requires the consent, authorization, order or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under the laws of the State of Delaware or the federal laws of the United States governing the banking or trust powers of the Owner Trustee.

                        (vi) To the best of counsel's knowledge, without
                  independent investigation, there are no actions or proceedings pending or threatened against the Owner Trustee in any court or before any governmental authority, arbitration board or tribunal of the State of Delaware which involve the Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Insurance Agreement or the Certificate of Trust or the Notes or would question the right, power or authority of the Owner Trustee to enter into or perform its obligations under the Trust Agreement or the Certificate of Trust or to execute and deliver, on behalf of the Trust, the Indenture, Sale and Servicing Agreement or the Insurance Agreement.

                  (p) The Representatives shall have received an opinion addressed to the Representatives, the Depositor and Triad of counsel to the Trust, dated the Closing Date and satisfactory in form and substance to the Representatives and counsel to the Representatives, addressing such matters as the Representatives may request and substantially to the effect that:

                        (i) The Trust has been duly formed and is validly
                  existing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. Section 3801, et seq. (the "Delaware Act"), and has the power and authority under the Trust Agreement and the Delaware Act to execute, deliver and perform its obligations under the Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Insurance Agreement and the Notes.

                        (ii) The Trust Agreement is the legal, valid and binding
                  agreement of Triad, the Depositor and the Owner Trustee, enforceable against Triad, the Depositor and the Owner Trustee, in accordance with its terms.

                        (iii) The Trust has the power and authority under the
                  Trust Agreement and the Delaware Act to Grant the Trust Property to the Indenture Trustee pursuant to the Indenture.

                        (iv) Each of the Trust Agreement, the Indenture, the
                  Sale and Servicing Agreement, the Insurance Agreement and the Notes have been duly authorized by the Trust.

                        (v) The issuance of the Certificate has been duly
                  authorized by the Trust, and the Certificate, when duly executed by the Owner Trustee on behalf of the Trust and authenticated by the Owner Trustee in accordance with the Trust Agreement and delivered to the Depositor in accordance with the Trust Agreement, will be validly issued and outstanding and entitled to the benefits of the Trust Agreement.

                        (vi) Neither the execution, delivery and performance by
                  the Trust of the Trust Agreement, the Indenture, the Insurance Agreement, the Sale and Servicing Agreement, and the Notes, nor the consummation by the Trust of any of the transactions contemplated thereby, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any court, or governmental or regulatory authority or agency under the laws of the State of Delaware, except for the filing of the Certificate of Trust with the Secretary of State (which Certificate of Trust has been duly filed).

                        (vii) Neither the execution, delivery and performance by
                  the Trust of the Trust Agreement, the Indenture, the Insurance Agreement and the Sale and Servicing Agreement, including the execution and delivery of such documents by the Owner Trustee on behalf of the Trust, nor the consummation by the Trust or the Owner Trustee on behalf of the Trust of any of the transactions contemplated thereby, is in violation of the Trust Agreement or of any law, rule or regulation of the State of Delaware applicable to the Trust or the Owner Trustee or, to the best of counsel's knowledge, without independent investigation, any agreement, indenture, instrument, order, judgment or decree to which the Trust or any of its property is subject.

                        (viii) To the best of counsel's knowledge, without
                  independent investigation, there are no pending or threatened actions, suits or proceedings affecting the Trust before any court or other governmental authority of the State of Delaware which, if adversely decided, would adversely affect the Trust Property or the ability of the Trust to carry out the transactions contemplated by the Trust Agreement, the Indenture, the Insurance Agreement and the Sale and Servicing Agreement.

                        (ix) Under the Delaware Act, the Trust constitutes a
                  separate legal entity, separate and distinct from the holder of any Certificate and any other entity and, insofar as the substantive law of the State of Delaware is applicable, the Trust rather than the holder of any Certificate in such Trust will hold whatever title to such property as may be conveyed to it from time to time pursuant to the Trust Agreement and the Sale and Servicing Agreement, except to the extent that such Trust has taken action to dispose of or otherwise transfer or encumber any such property.

                        (x) Except as otherwise provided in the Trust Agreement,
                  under Section 3805(c) of the Delaware Act, a holder of a Certificate has no interest in specific statutory trust property.

                        (xi) Under Section 3805(b) of the Delaware Act, no
                  creditor of any holder of a Certificate shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust except in accordance with the terms of the Trust Agreement.

                        (xii) Under the Trust Agreement, the Owner Trustee has
                  the authority to execute and deliver on behalf of the Trust the Basic Documents to which the Trust is a party.

                  (q) The Representatives shall have received an opinion addressed to the Representatives, the Depositor, the Trust, the Indenture Trustee and Triad of counsel to the Insurer, dated the Closing Date and satisfactory in form and substance to the Representatives and counsel to the Representatives, to the effect that:

                        (i) The Insurer is a stock insurance company licensed
                  and authorized to transact insurance business and to issue, deliver and perform its obligations under its surety bonds under the laws of the State of New York. The Insurer (a) is a stock insurance company validly existing and in good standing under the laws of the State of New York, (b) has the corporate power and authority to own its assets and to carry on the business in which it is currently engaged, and (c) is duly qualified and in good standing as a foreign corporation under the laws of each jurisdiction where failure so to qualify or to be in good standing would have a material and adverse effect on its business or operations.

                        (ii) No litigation or administrative proceedings of or
                  before any court, tribunal or governmental body are currently pending or, to the best of such counsel's knowledge, threatened against the Insurer, which, if adversely determined, would have a material and adverse effect on the ability of the Insurer to perform its obligations under the Note Policy.

                        (iii) The Note Policy, the Insurance Agreement and the
                  Indemnification Agreement constitute the irrevocable, valid, legal and binding obligations of the Insurer in accordance with their respective terms to the extent provided therein, enforceable against the Insurer in accordance with their respective terms, except as the enforceability thereof and the availability of particular remedies to enforce the respective terms thereof against the Insurer may be limited by applicable laws affecting the rights of creditors of the Insurer and by the application of general principles of equity.

                        (iv) The Insurer, as an insurance company, is not
                  eligible for relief under the United States Bankruptcy Code. Any proceedings for the liquidation, conservation or rehabilitation of the Insurer would be governed by the provisions of the Insurance Law of the State of New York.

                        (v) The statements set forth in the Preliminary
                  Prospectus and the Prospectus Supplement under the captions "The Insurer" and "The Policy" are true and correct, except that no opinion is expressed as to financial statements or other financial information included in the Preliminary Prospectus and the Prospectus relating to the Insurer and, insofar as such statements constitute a summary of the Note Policy, accurately and fairly summarize the terms of the Note Policy.

                        (vi) The Note Policy constitutes an insurance policy
                  within the meaning of Section 3(a)(8) of the Act.

                        (vii) Neither the execution or delivery by the Insurer
                  of the Note Policy, the Insurance Agreement or the Indemnification Agreement, nor the performance by the Insurer of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the amended by-laws of the Insurer nor, to the best of such counsel's knowledge, result in a breach of, or constitute a default under, any agreement or other instrument to which the Insurer is a party or by which any of its property is bound nor, to the best of such counsel's knowledge, violate any judgment, order or decree applicable to the Insurer of any governmental regulatory body, administrative agency, court or arbitrator located in any jurisdiction in which the Insurer is licensed or authorized to do business.

                  (r) The Representatives shall have received an opinion addressed to the Representatives, the Depositor and Triad of counsel to the Indenture Trustee and Backup Servicer, dated the Closing Date and satisfactory in form and substance to the Representatives and counsel to the Representatives, to the effect that:

                        (i) The Indenture Trustee has been legally incorporated
                  under the laws of the United States and is validly existing and in good standing as a banking association in good standing under the laws of the United States, and has the requisite entity power and authority to execute and deliver the Indenture, the Insurance Agreement and the Sale and Servicing Agreement and to perform its obligations thereunder.

                        (ii) With respect to the Indenture Trustee, the
                  performance of its obligations under the Indenture, the Insurance Agreement and the Sale and Servicing Agreement and the consummation of the transactions contemplated thereby do not require any consent, approval, authorization or order of, filing with or notice to any court, agency or other governmental body, except such as may be required under the securities laws of any state or such as have been obtained, effected or given.

                        (iii) With respect to the Indenture Trustee, the
                  performance of its obligations under the Indenture, the Insurance Agreement and the Sale and Servicing Agreement and the consummation of the transactions contemplated thereby will not result in: (i) any breach or violation of its certificate of incorporation or bylaws, (ii) to such counsel's knowledge, any breach, violation or acceleration of or default under any indenture or other material agreement or instrument to which the Indenture Trustee is a party or by which it is bound or
                  (ii) any breach or violation of any statute or regulation or, to such counsel's knowledge, any order of any court, agency or other governmental body.

                        (iv) To such counsel's knowledge, with respect to the
                  Indenture Trustee, there is no legal action, suit, proceeding or investigation before any court, agency or other governmental body pending or threatened against it which, either in one instance or in the aggregate, draws into question the validity of the Indenture, the Insurance Agreement or the Sale and Servicing Agreement, seeks to prevent the consummation of any of the transactions contemplated by the Indenture or the Sale and Servicing Agreement or would impair materially the ability of the Indenture Trustee to perform its obligations under the Indenture, the Insurance Agreement or the Sale and Servicing Agreement.

                        (v) Each of the Indenture, the Insurance Agreement and
                  the Sale and Servicing Agreement has been duly authorized, executed and delivered by the Indenture Trustee and, assuming the necessary authorization, execution and delivery thereof by the other parties thereto, is a valid and legally binding agreement under the laws of the State of

                  New York, enforceable thereunder against the Indenture Trustee in accordance with its terms.

                        (vi) The Notes have been duly authenticated and
                  delivered by the Indenture Trustee in accordance with the Indenture.

                  (s) The Representatives shall have received evidence reasonably satisfactory to them that, on the Closing Date, UCC financing statements have been or are being filed (i) in the office of the Secretary of State of the State of California reflecting the transfer of the interest of Triad in the Receivables and the proceeds thereof to the Depositor, and (ii) in the office of the Secretary of State of the State of Delaware reflecting the transfer of the interest of the Depositor in the Receivables and the proceeds thereof to the Trust and the grant of the security interest by the Trust in the Receivables and the proceeds thereof to the Indenture Trustee.

                  (t) The Class A-1 Notes shall have been rated in the highest short-term rating category by each of Moody's and Standard & Poor's; the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes shall have been rated in the highest long-term rating category by each of Moody's and Standard & Poor's.

                  (u) At the Closing Date, the Class A Notes shall have been validly issued and paid for by the Depositor.

                  (v) On the Closing Date, the Certificates shall have been issued on the order of the Depositor.

                  (w) The Note Policy shall have been issued by the Insurer and shall have been duly countersigned by an authorized agent of the Insurer, if so required under applicable state law or regulation.

                  (x) All proceedings in connection with the transactions contemplated by this Underwriting Agreement, and all documents incident hereto, shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Representatives, and the Representatives and counsel for the Representatives shall have received such other information, opinion, certificates and documents as they may reasonably request in writing.

                  (y) The Representatives shall have received from local counsel, in the states where there is a concentration of 10% or more of the Receivables, an opinion dated the Closing Date as to the perfection of security interests in automobiles in such states.

            7. Indemnification and Contribution. (a) The Depositor will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or
      Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Rule 430B Information) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Prospectus, the Time of Sale Information, the Depositor Information or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Depositor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement, or omission or alleged omission, made (x) in any of such documents, in reliance upon and in conformity with the Underwriter Information or (y) in any Derived Information (as defined in Section 8 below) unless such untrue statement or alleged untrue statement or omission or alleged omission made in any Derived Information results from an error or omission in the Preliminary Prospectus, the Prospectus or in any Depositor Information (as defined in Section 8 below). This indemnity agreement will be in addition to any liability that the Depositor may otherwise have.

                  (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Depositor, its directors, each of its officers who signed the Registration Statement and each person who controls the Depositor within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Depositor to the Underwriters, but only with reference to untrue statements or omissions or alleged untrue statements or omissions made in (x) the Registration Statement, the Preliminary Prospectus, the Prospectus or in any amendment thereof or supplement thereto, or the Time of Sale Information or any Free Writing Prospectus in reliance upon and in conformity with the Underwriter Information or (y) any Derived Information; provided, however, that the indemnity with respect to clause (y) above shall not apply to any untrue statement or alleged untrue statement or omission or alleged omission made in any Derived Information that results from an error or omission in (i) the Preliminary Prospectus, (ii) the Prospectus or (iii) any Depositor Information. This indemnity agreement will be in addition to any liability that the Underwriters may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
      Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph
      (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party,
      (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or
      (iii) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (x) does not include a statement as to, or admission of, fault, culpability or a failure to act by or on behalf of any such indemnified party and (y) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party (in the case of the Underwriters, severally and not jointly) shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Depositor on the one hand and the Underwriters on the other from the offering of the Underwritten Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Depositor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Depositor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Depositor bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus as amended or supplemented with respect to the Underwritten Securities. The relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by Triad or the Depositor on the one hand or the several Underwriters on the other. The Depositor and the Underwriters, severally and not jointly, agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of the Underwritten Securities in this subsection (d) to contribute are several and not joint. Notwithstanding the provisions of this subsection
      (d), no Underwriter shall be required to contribute any amount pursuant to this Underwriting Agreement and the Triad Indemnification Agreement (collectively) in excess of the underwriting discount or commission applicable to the Notes purchased by it hereunder.

            8. Free Writing Prospectuses.

                  (a) The following terms have the specified meanings for purposes of this Agreement:

                  (i) "Depositor Information" means any computer tape or other information in respect of the Notes, the Receivables or other Trust Property furnished by the Depositor or any of its affiliates to any Underwriter.

                  (ii) "Derived Information" means such written information
            regarding the Offered Securities as is disseminated by any Underwriter to a potential investor other than (A) Issuer Information, (B) information contained in the Registration Statement, the Preliminary Prospectus, the Prospectus Supplement, the Prospectus or any amendment or supplement to any of them, including any information incorporated therein by reference (other than information incorporated by reference from any information regarding the Underwritten Securities that is disseminated by any Underwriter to a potential investor) and (C) Depositor Information.

                  (iii) "Free Writing Prospectus" means and includes any
            information relating to the Notes disseminated by the Depositor or any Underwriter that constitutes a "free writing prospectus" within the meaning of Rule 405 under the Act.

                  (iv) "Issuer Information" means any information of the type specified in clause (1) - (5) of footnote 271 of Commission Release No. 33-8591 (Securities Offering Reform).

                  (b) Neither the Depositor nor any Underwriter shall disseminate or file with the Commission any information relating to the Underwritten Securities in reliance on Rule 167 or 426 under the Act, nor shall the Depositor or any Underwriter disseminate any Underwriter Free Writing Prospectus (as defined below) "in a manner reasonably designed to lead to its broad unrestricted dissemination" within the meaning of Rule 433(d) under the Act.

                  (c) The Depositor shall not disseminate to any potential investor any information relating to the Underwritten Securities that constitutes a "written communication" within the meaning of Rule 405 under the Act, other than the Time of Sale Information and the Prospectus, unless the Depositor has obtained the prior consent of the Representatives.

                  (d) Each Underwriter represents, warrants, covenants and agrees with the Depositor that, other than the Preliminary Prospectus and the Prospectus, it has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any "written communication" (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the Notes, including but not limited to any "ABS informational and computational materials" as defined in Item 1101(a) of Regulation AB under the Act; provided, however, that (i) each Underwriter may prepare and convey one or more "written communications" (as defined in Rule 405 under the Act) containing no more than the following: (1) information included in the Preliminary Prospectus, (2) information relating to the class, size, rating, price, CUSIP numbers, coupon, yield, spread, benchmark, pricing prepayment speed and clean up call information, status and/or legal maturity date of the Underwritten Securities, any credit enhancement expected to be provided with respect to the Underwritten Securities or the Receivables or the Receivables, the weighted average life, expected final payment date, trade date, settlement date and payment window of one or more classes of Underwritten Securities, the names of any underwriters for one or more classes of Underwritten Securities and the names of any credit enhancement, (3) the eligibility of the Underwritten Securities to be purchased by ERISA plans and (4) syndicate structure and a column or other entry showing the status of the subscriptions for the Underwritten Securities (both for the issuance as a whole and for each Underwriter's retention) and/or expected pricing parameters of the Underwritten Securities (each such written communication, an "Underwriter Free Writing Prospectus"); (ii) each Underwriter shall provide the Depositor with a true and accurate copy of each Free Writing Prospectus conveyed by it of the type referred to in Rule 433(d)(5)(ii) under the Act no later than the close of business on the date of first use; and (iii) each Underwriter is permitted to provide information customarily included in confirmations of sales of securities and notices of allocations and information delivered in compliance with Rule 134 of the Act.

                  (e) The Depositor agrees to file with the Commission when required under the Rules and Regulations, subject to the Underwriters' compliance with Section 8(d), any Underwriter Free Writing Prospectus at the time required to be filed.

                  (f) Notwithstanding the provisions of Section 8(e), the Depositor will not be required to file any Free Writing Prospectus that does not contain substantive changes from or additions to a Free Writing Prospectus previously filed with the Commission.

                  (g) The Depositor and the Underwriters each agree that any Free Writing Prospectuses prepared by it will contain substantially the following legend:

            The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor and the issuing trust have filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

            9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements (including, without limitation, Section 5(m) hereof) of the Depositor or the officers of the Depositor and of the Underwriters set forth in or made pursuant to this Underwriting Agreement or contained in certificates of officers of the Depositor submitted pursuant hereto shall remain operative and in full force and effect, regardless of (i) any investigation or statement as to the results thereof made by or on behalf of any Underwriter or of the Depositor or any of their respective representatives, officers or directors or any controlling person, and (ii) delivery of and payment for the Underwritten Securities. If for any reason the purchase of the Underwritten Securities by the Underwriters is not consummated, the Depositor shall remain responsible for the expenses to be paid or reimbursed by the Depositor pursuant to Section 5(i) and the respective obligations of the Depositor and the Underwriters pursuant to
      Section 7 shall remain in effect. If for any reason the purchase of the Underwritten Securities by the Underwriters is not consummated (other than because of the occurrence of an event specified in items (ii), (iii),
      (iv), (v), (vi) or (vii) of Section 6(e)), the Depositor will reimburse any Underwriter, upon demand, for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Underwritten Securities.

            10. Defaults of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Underwritten Securities hereunder on the Closing Date and arrangements satisfactory to the Representatives and the Depositor for the purchase of such Underwritten Securities by other persons are not made within 36 hours after such default, this Underwriting Agreement will terminate without liability on the part of any nondefaulting Underwriter or the Depositor, except as provided in Section 9 and except that, if the aggregate principal amount of Underwritten Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase shall be 10% or less of the aggregate principal amount of all the Underwritten Securities set forth in Schedule I hereto, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the aggregate principal amount of Underwritten Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Underwritten Securities set forth opposite the names of all the remaining Underwriters) the Underwritten Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10. Nothing herein will relieve a defaulting Underwriter from liability for its default.

            11. Relationship Among Parties. The Depositor acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm's length contractual counterparty to the Depositor with respect to the offering of the Underwritten Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Depositor or any other person. Additionally, none of the Underwriters are advising the Depositor or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Depositor shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Depositor with respect to any legal, tax, investment, accounting or regulatory matters. The Depositor has been advised that the Underwriters and their respective affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Depositor and that the Underwriters have no obligation to disclose such interests and transactions by virtue of any fiduciary, advisory or agency relationship. Any review by the Underwriters of the Depositor, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Depositor.

            12. Notices. All communications hereunder will be in writing and will be mailed, delivered or sent by facsimile transmission and confirmed. Communications to the Representatives or the Underwriters shall be given to each Representative at: (i) Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and (ii) Citigroup Global Markets Inc., 390 Greenwich Street, New York, New York 10013, Attention: Jeff Cady. Communications to the Depositor shall be given to it in care of Triad Financial Special Purpose LLC, 7711 Center Avenue, Suite 390, Huntington Beach, California 92647, Attention: Chief Financial Officer.

            13. Successors. This Underwriting Agreement will inure to the benefit of and be binding upon the Underwriters and the Depositor and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligations hereunder. No purchaser of Notes from any

      Underwriter shall be deemed to be a successor of such Underwriter merely because of such purchase.

            14. Applicable Law. This Underwriting Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            15. Counterparts. This Underwriting Agreement may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance hereof shall constitute a binding agreement.

                                     Very truly yours,

                                     TRIAD FINANCIAL SPECIAL PURPOSE LLC

                                     By:    /s/ Mike L. Wilhelms
                                         ---------------------------------
                                         Name:  Mike Wilhelms
                                         Title: Chief Financial Officer

             [Signature page to Underwriting Agreement (p. 1 of 2)]

The foregoing Underwriting
Agreement is hereby confirmed
and accepted as of the date
first written above.

GOLDMAN, SACHS & CO.

on behalf of itself and as Representative of the several Underwriters,

By:    /s/ Goldman, Sachs & Co.
    --------------------------------
     Name: Goldman, Sachs & Co.
     Title:

CITIGROUP GLOBAL MARKETS INC.

on behalf of itself and as Representative of the several Underwriters,

By:   /s/ Jeff Cady
   ---------------------------------
    Name: Jeff Cady
    Title:   Director

             [Signature page to Underwriting Agreement (p. 2 of 2)]

                                   SCHEDULE I

     INITIAL                       CITIGROUP     CREDIT SUISSE
    PRINCIPAL        GOLDMAN,    GLOBAL MARKETS    SECURITIES       LEHMAN      DEUTSCHE BANK
      AMOUNT        SACHS & CO.       INC.         (USA) LLC    BROTHERS INC.  SECURITIES INC.
----------------  -------------  --------------  -------------  -------------  ---------------
 Class A-1 Notes  $  83,500,000  $  83,500,000             --             --              --

 Class A-2 Notes  $  97,000,000  $  97,000,000   $ 21,000,000   $ 21,000,000    $ 21,000,000

 Class A-3 Notes  $ 123,250,000  $ 123,250,000   $ 27,000,000   $ 27,000,000    $ 27,000,000

 Class A-4 Notes  $  82,000,000  $  82,000,000             --             --              --
                  -------------  -------------   ------------   ------------    ------------
      TOTAL       $ 385,750,000  $ 385,750,000   $ 48,000,000   $ 48,000,000    $ 48,000,000
                  -------------  -------------   ------------   ------------    ------------